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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2004
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                          CROWLEY MARITIME CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                   000-49717                   94-3148464
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

   155 GRAND AVENUE, OAKLAND, CALIFORNIA                         94612
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (510) 251-7500
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                                  INAPPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

The registrant has learned that a purported class action and derivative complaint was filed on November 30, 2004, in the Court of Chancery in the State of Delaware against the registrant and its Board of Directors alleging breaches of the fiduciary duties owed by the director defendants to the registrant and its stockholders. Among other things, the complaint alleges that the defendants have pursued a corporate policy of entrenching the registrant's controlling stockholder, Thomas B. Crowley, Jr., and certain members of the Crowley family by allegedly expending corporate funds improperly. The plaintiffs seek damages and other relief. The registrant believes that the lawsuit is without merit.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CROWLEY MARITIME CORPORATION



                                    By: /s/ Richard L. Swinton
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                                         Richard L. Swinton, Vice President, Tax
                                         & Audit

Dated:  December 2, 2004




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